Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q (the “Report”) of InfoSonics Corporation (the “Company”) for the period ended September 30, 2011, each of the undersigned in his capacity as an officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2011

/s/ Joseph Ram
Joseph Ram, President and Chief Executive Officer

Date: November 10, 2011

/s/ Vernon A. LoForti
Vernon A. LoForti, Vice President and Chief Financial Officer